UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 10, 2006

WHEELING ISLAND GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-81778	16-1333214
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1 South Stone Street, Wheeling, West Virginia		26003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (304) 232-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

On February 10, 2006, the Audit Committee of the Board of Directors of Wheeling Island Gaming, Inc. (the “Company”) unanimously approved the dismissal of PricewaterhouseCoopers LLP (“PwC”), as the Company’s independent registered public accounting firm.  Such dismissal will become effective once PwC completes its procedures on the Company’s financial statements as of and for the year ended December 31, 2005 and the Form 10-K in which such financial statements will be included.

PwC’s reports on the Company’s financial statements for the fiscal years ended December 31, 2003 and 2004 contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope  or  accounting principle.

During the Company’s fiscal years ended December 31, 2003 and 2004 and through February 10, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the financial statements for such years.

During the Company’s fiscal years ended December 31, 2003 and 2004 and through February 10, 2006, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the disclosures above to PwC and requested PwC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the foregoing statements and, if not, the respects in which it disagrees.  A copy of the letter from PwC to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On February 10, 2006, the Audit Committee of the Company’s Board of Directors voted to engage Ernst & Young LLP (“E&Y”) as the Company’s new independent registered public accounting firm to perform the following:  (i) procedures on the unaudited interim financial statements of the Company during the quarters ending April 2, 2006, July 2, 2006 and October 1, 2006 and (ii) procedures on the Company’s financial statements for the fiscal year ending December 31, 2006.

During the Company’s fiscal years ended December 31, 2003 and 2004 and through February 10, 2006, the Company has not consulted E&Y regarding any of the matters described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit 16.1, Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated February 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

	By:	/s/ Michael D. Corbin
		Name:	Michael D. Corbin
		Title:	Interim Vice President of Finance

Date: February 15, 2006